UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

APTEVO THERAPEUTICS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Sean M. Donahue, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, DC 20004-2541

(202) 538-3557

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Aptevo Therapeutics Inc., a Delaware corporation (“Aptevo”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with Aptevo’s solicitation of proxies from its stockholders with respect to its 2021 Annual Meeting of Stockholders and at any and all adjournments or postponements thereof (the “2021 Annual Meeting”). Aptevo has neither scheduled the 2021 Annual Meeting nor filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2021 Annual Meeting.

Press Release Issued on February 9, 2021

Attached hereto is a press release issued by Aptevo on February 9, 2021 wherein Aptevo confirmed that it had received a notice from Tang Capital Partners, LP, a Delaware limited partnership, of its intention to nominate two candidates to stand for election to the Board of Directors and submit an advisory stockholder proposal at the 2021 Annual Meeting. This press release is being filed herewith because it may be deemed to be solicitation material in connection with Aptevo’s solicitation of proxies to be used at the 2021 Annual Meeting.

Important Additional Information And Where To Find It

Aptevo, its directors and certain of its executive officers are participants in the solicitation of proxies from Aptevo’s stockholders in connection with the 2021 Annual Meeting. Aptevo intends to file a proxy statement and proxy card with the SEC in connection with any such solicitation of proxies from Aptevo’s stockholders. STOCKHOLDERS OF APTEVO ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Aptevo’s directors and executive officers in Aptevo’s stock and other equity interests is included in Aptevo’s SEC filings on Forms 3, 4, and 5, which can be found through Aptevo’s website at aptevotherapeutics.com in the section “Investors” or through the SEC’s website at www.sec.gov. Information can also be found in Aptevo’s other SEC filings, including Aptevo’s definitive proxy statement for the 2020 Annual Meeting and its Annual Report on Form 10-K for the year ended December 31, 2019. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2021 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Aptevo with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Aptevo’s website at www.aptevotherapeutics.com in the section “Investors.”

For Immediate Release

Aptevo Confirms Receipt of Nominations and Proposal Notice

Stockholders Are Not Required to Take Any Action at this Time

SEATTLE, WA –  February 9, 2021 – Aptevo Therapeutics Inc. (NASDAQ: APVO), a clinical-stage biotechnology company focused on developing novel immuno-oncology therapeutics based on its proprietary ADAPTIR™ and ADAPTIR-FLEX™ platform technologies, today confirmed that it has received a notice from Tang Capital Partners, LP ("TCP") that TCP intends to nominate two candidates to stand for election to the Board of Directors and submit an advisory stockholder proposal at the Company's 2021 Annual Meeting of Stockholders.

Aptevo's Board and management team are committed to acting in the best interests of all Company stockholders and welcome their views in order to pursue a common goal of maximizing long-term stockholder value. The Board will review the nominations and proposal notice of TCP and will present its recommendations to stockholders in its proxy statement with respect to the 2021 Annual Meeting. Stockholders are not required to take any action at this time.

About Aptevo Therapeutics Inc.

Aptevo Therapeutics Inc. is a clinical-stage biotechnology company focused on developing novel immunotherapies for the treatment of cancer. The Company's lead clinical candidate, APVO436, and preclinical candidates, ALG.APV-527 and APVO603, were developed based on the Company's versatile and robust ADAPTIR™ modular protein platform technology. APVO442 was developed based on the new ADAPTIR-FLEX™ platform technology. The ADAPTIR and ADAPTIR-FLEX are capable of generating highly differentiated bispecific and multi-specific antibodies with potentially unique mechanisms of action for the treatment of different types of cancer. For more information, please visit www.aptevotherapeutics.com.

Important Additional Information

Aptevo Therapeutics Inc. (the “Company”), its directors and certain of its executive officers are participants in the solicitation of proxies from the Company's stockholders in connection with the Company's 2021 Annual Meeting of Stockholders. The Company intends to file a proxy statement and proxy card with the U.S. Securities and Exchange Commission (the "SEC") in connection with any such solicitation of proxies from the Company's stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of the Company's directors and executive officers in Company stock and other equity interests is included in the Company's SEC filings on Forms 3, 4, and 5, which can be found through the Company's website at aptevotherapeutics.com in the section "Investors" or through the SEC's website at www.sec.gov. Information can also be found in the Company's other SEC filings, including the Company's definitive proxy statement for the

2020 Annual Meeting of Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2019. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2021 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Company's website at www.aptevotherapeutics.com in the section "Investors."

Contact Information:

Aptevo Therapeutics Inc.

Direct: (206) 859-6616

Email: IR@apvo.com